                                                                   Exhibit 10.1A
                                     Form of Option Award Agreement for Officers

                        NON-QUALIFIED STOCK OPTION AWARD
                      PURSUANT TO THE VERILINK CORPORATION
                            2004 STOCK INCENTIVE PLAN

      THIS AWARD is made as of the Grant Date by VERILINK CORPORATION (the "Company") to ____________________________________ (the "Optionee").

      Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an option (the "Option"), as described below, to purchase the Option Shares.

      A.    Grant Date: _______________________.

      B. Type of Option: Non-Qualified Stock Option issued under the Verilink Corporation 2004 Stock Incentive Plan (the "Plan").

      C.    Plan under which granted: Verilink Corporation 2004 Stock Incentive
            Plan.

      D. Option Shares: All or any part of __________ shares of the Company's common stock, $.01 par value per share (the "Stock"), subject to adjustment as provided in the attached Terms and Conditions.

      E. Exercise Price: $_______ per share, subject to adjustment as provided in the attached Terms and Conditions.

      F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends on the earlier of
            (a) the tenth (10th) anniversary of the Grant Date; (b) the later of the date (i) three (3) months following the date the Optionee ceases to be an employee of the Company or any Subsidiary for any reason other than due to death or Disability; or (ii) twelve (12) months following the date the Optionee ceases to be an employee of the Company or any Subsidiary due to death or Disability.

      G. Vesting: The Option Shares shall be immediately vested and exercisable in their entirety as of the Grant Date, subject to the Company's Repurchase Rights (as defined in Section 9 below) in accordance with the attached Terms and Conditions and Repurchase Schedule.

      IN WITNESS WHEREOF, the Company and Optionee have executed and sealed this Award as of the Grant Date set forth above.

OPTIONEE                                    VERILINK CORPORATION

____________________________                By: ________________________________
[Name]
                                            Title: _____________________________

                              TERMS AND CONDITIONS
                                     TO THE
                        NON-QUALIFIED STOCK OPTION AWARD
                      PURSUANT TO THE VERILINK CORPORATION
                            2004 STOCK INCENTIVE PLAN

      1. Exercise of Option. Subject to the provisions of the Plan and the Award which is made pursuant to the Verilink Corporation 2004 Stock Incentive Plan and subject also to these Terms and Conditions, which are incorporated in and made a part of the attached Award:

            (a) the Option may be exercised with respect to all or any portion of the Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1;

            (b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the "Purchase Price") as provided in Section 2; and

            (c) payment of any tax withholding liability pursuant to Section 3 below.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, the Company shall cause to be issued a certificate representing the Option Shares purchased.

      2. Purchase Price. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made

            (a) in cash or certified check;

            (b) by delivery to the Company of a number of shares of Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise having a fair market value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or a certified check to equal the Purchase Price;

            (c) by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised; provided, however, that any such cashless exercise must be effected in a manner consistent with the restrictions of Section 13(k) of the Securities Exchange Act of 1934 (Section 402 of the Sarbanes-Oxley Act of 2002); or

            (d) or any combination of the foregoing.

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      3. Condition to Delivery of Option Shares.

            (a) The Optionee must deliver to the Company, on the earlier of: (i) the later of the date on which Option Shares are purchased by the Optionee or the date on which the Repurchase Rights applicable to such Option Shares expire or (ii) the date of the Optionee's timely election pursuant to Code Section 83(b) as to all or any portion of the Option Shares purchased by the Optionee, either cash or a certified check payable to the Company in the amount of all tax withholding obligations (whether federal, state or local), imposed on the Company by reason of the exercise of the Option Shares or, if later in time, the lapse of the corresponding Repurchase Rights, or the making of an election pursuant to Code Section 83(b), as applicable, except as provided in Section 3(b).

            (b) If the Optionee does not make an election pursuant to Code
      Section 83(b), in lieu of paying the withholding tax obligation in cash or by certified check as described in Section 3(a), the Optionee may elect to have the actual number of shares of Stock issuable upon exercise reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the Stock as of the Tax Date (as defined below), is sufficient to satisfy the amount of the tax withholding obligations imposed on the Company by reason of the exercise of the Options Shares or, if later in time, the lapse of the corresponding Repurchase Rights (the "Withholding Election"). The Optionee may make a Withholding Election only if all of the following conditions are met:

                  (i) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form attached hereto as Exhibit 2; and

                  (ii) any Withholding Election made will be irrevocable;
            however, the Committee may, in its sole discretion, disapprove and give no effect to any Withholding Election.

      4. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

      5. Restriction on Transfer of Option and of Option Shares. Except as otherwise expressly permitted by the Committee in writing, the Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his/her disability, by his/her personal representative) and after his/her death, only by his/her legatee or the executor of his/her estate.

      6. Changes in Capitalization.

            (a) Except as provided in Subsection (b) below, if the number of shares of Stock shall be increased or decreased by reason of a subdivision or combination of shares of Stock, the payment of an ordinary stock dividend in shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

            (b) In the event of a merger, consolidation, reorganization, extraordinary dividend or other change in the corporate structure of the Company, including a Change in Control (as defined in Section 19 below), or tender offer for shares of Stock, the Company shall provide for an appropriate, proportionate adjustment to the Option or provide for the substitution of a new option which adjustment or substitution shall be consistent with the event requiring the adjustment or substitution; provided, however, in the event the Company will not be the surviving entity as a result of the event and the surviving entity does not agree to the adjustment or substitution, the Committee may elect to terminate the Option Period as of the date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then Fair Market Value of the Stock and the Exercise Price for each Option Share as to which the Company's Repurchase Rights have lapsed and as to which the Option has not been exercised as of the date of the Change in Control.

            (c) The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

      7. Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933, or any applicable state securities law with respect to shares of Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

      8. Legend on Stock Certificates. In addition to any legends required under applicable securities laws at the time the Option Shares are issued, the certificates evidencing Option Shares that are subject to Repurchase Rights at the time of issuance shall be endorsed with the following legend and the Optionee shall not make any transfer of the Option Shares without first complying with the restrictions on transfer described in such legend:

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                             TRANSFER IS RESTRICTED

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND FORFEITURE PROVISIONS WHICH ALSO APPLY TO THE TRANSFEREE AS SET FORTH IN A NON-QUALIFIED STOCK OPTION AWARD, DATED ___________, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.

      9. Repurchase Rights. In the event the Optionee ceases to be an employee of the Company or any Affiliate for any reason, with or without cause, or if the Optionee or the Optionee's legal representative attempts to sell, exchange, transfer, pledge or otherwise dispose of any shares of Stock acquired upon exercise of the Option, the Company shall have the right to repurchase such shares ("Repurchase Rights") in the number provided in the Repurchase Schedule attached hereto and subject to the Terms and Conditions set forth in this
Section 9.

            (a) Change in Control. In the event of a Change in Control, the Committee shall provide for the lapse of any and all of the Company's outstanding Repurchase Rights under the Option as of a date no later than immediately prior to the effective date of the Change in Control.

            (b) Option Shares Held by the Share Custodian. The Optionee hereby authorizes and directs the Company to deliver any certificate issued by the Company to evidence Option Shares acquired upon exercise of the Option to the Secretary of the Company or such other officer of the Company as may be designated by the Committee (the "Share Custodian") to be held by the Share Custodian until such Option Shares are no longer subject to the Company's Repurchase Rights in accordance with the Repurchase Schedule. When such Option Shares are no longer subject to the Company's Repurchase Rights in accordance with the Repurchase Schedule, the Share Custodian shall deliver such Option Shares to the Optionee. In the event that the number of such Option Shares that cease to be subject to the Company's Repurchase Rights include a fraction of a share, the Share Custodian shall not be required to deliver the fractional share, and the Company may pay the Optionee the amount determined by the Company to be the estimated fair market value therefor. The Optionee hereby irrevocably appoints the Share Custodian, and any successor thereto, as the true and lawful attorney-in-fact of Optionee with full power and authority to execute any stock transfer power or other instrument necessary to transfer such Option Shares to the Company in accordance with this Award, in the name, place, and stead of the Optionee. The term of such appointment shall commence on the Grant Date and shall continue until such Option Shares are delivered to the Optionee as provided above or are repurchased by the Company pursuant to Section 9(c) below. During the period that the Share Custodian holds the Option Shares subject to this Section 9, the Optionee shall be entitled to all rights applicable to shares of Stock not so held, except as provided in this Award. In the event the number of shares of Stock is increased or reduced by a change in the par value, split-up, stock split, reverse stock split, reclassification, merger, reorganization, consolidation, or otherwise, the Optionee agrees that any certificate representing shares of Stock or other securities of the Company issued as a result of any of the foregoing in respect of the Option Shares shall be delivered to the Share Custodian and shall be subject to all of the provisions of this Award as if initially granted thereunder.

            (c) Exercise of Repurchase Rights The Company may exercise the Repurchase Rights by written notice to the Share Custodian and to the Optionee or the Optionee's legal representative within sixty (60) days after such termination of employment (or exercise of the Option, if later) or after the Company has received notice of the attempted disposition. The Repurchase Rights must be exercised, if at all, for all of the Option Shares purchased to date by the Optionee to the extent the same remain subject to the Repurchase Rights. If the Company fails to give notice within such sixty (60) day period, the Repurchase Rights shall terminate unless the Company and Optionee have extended the time for the exercise of the Repurchase Rights. In the event that the Company fails to exercise its Repurchase Rights, the Share Custodian shall deliver a certificate representing such Option Shares to the Optionee or the Optionee's legal representative.

            (d) Payment for Shares and Return of Shares. Payment by the Company to the Share Custodian on behalf of Optionee or Optionee's legal representative shall be made in cash within sixty (60) days after the date of the mailing of the written notice of exercise of the Repurchase Rights. For purposes of the foregoing, cancellation of any indebtedness of Optionee to the Company shall be treated as payment to Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The purchase price per share of Stock being purchased by the Company shall be an amount equal to Optionee's original cost per share, as adjusted, if applicable, pursuant to Section 6 herein. Within thirty (30) days after payment by the Company, the Share Custodian shall deliver the Option Shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

            (e) Transfers Not Subject to the Repurchase Rights. The Repurchase Rights shall not apply to a transfer to Optionee's ancestors, descendants or spouse or to a trustee solely for the benefit of Optionee or Optionee's ancestors, descendants or spouse, provided that such transferee shall agree in writing (in a form satisfactory to the Committee) to take the shares of Stock subject to all the terms and conditions of this Section 9 providing for Repurchase Rights.

      10. Governing Laws. This Award and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Delaware; provided, however, the Option may not be exercised except in compliance with exemptions available under applicable state securities laws of the state in which the Optionee resides and/or any other applicable securities laws.

      11. Successors. This Award and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

      12. Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

      13. Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and

Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

      14. Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

      15. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

      16. Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

      17. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

      18. No Right to Continued Employment. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued service as an employee of the Company or any affiliate.

      19. Definition of Change in Control. As used in the Award and these Terms and Conditions, the term "Change in Control" means any one of the following events occurring after the Grant Date:

            (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
      Act) of voting securities of the Company where such acquisition causes such Person to own more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Employer Voting Securities");

            (b) individuals who as of the Grant Date, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the Grant Date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

            (c) the approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which all or substantially all of the Persons who were the beneficial owners of the Outstanding Employer Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Employer Voting Securities; or

            (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                                    EXHIBIT 1

                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                 COMMON STOCK OF
                              VERILINK CORPORATION

                                                    Name _______________________
                                                    Address ____________________
                                                    ____________________________
                                                    Date _______________________

Verilink Corporation
127 Jetplex Circle
Madison, Alabama  35758-8989

Attn: Corporate Secretary

Re: Exercise of Non-Qualified Stock Option

Gentlemen:

      Subject to acceptance hereof by Verilink Corporation (the "Company") pursuant to the provisions of the Verilink Corporation 2004 Stock Incentive Plan (the "Plan") I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of common stock $.01 par value ("Common Stock"), of the Company under the Non-Qualified Stock Option Award (the "Award") dated as of ____________. The purchase shall take place as of __________, 200__ (the "Exercise Date").

      On or before the Exercise Date, I will pay the applicable purchase price as follows:

            [ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of Verilink Corporation.

            [ ] by delivery of cash or a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceeds the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

            [ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceeds the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

                               Exhibit 1 - Page 1

            [ ] by delivery of the purchase price by _________________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

      The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award shall also be satisfied in accordance with
Section 3 of the Terms and Conditions.

      As soon as the stock certificate is registered in my name, please deliver it to me at the above address or to the Share Custodian, if required by Section 9 of the Terms and Conditions.

      If the Common Stock being acquired is not registered for issuance to the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I understand and agree that I may be required to make such additional representations, warranties, covenants, and agreements with the Company as the Company may reasonably request.

      I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

                                                    Very truly yours,

                                                    ____________________________

AGREED TO AND ACCEPTED:

VERILINK CORPORATION

By: ________________________________

Title: _____________________________

Number of Shares
Exercised: _________________________

Number of Shares
Remaining: _________________________                Date: ______________________

                               Exhibit 1 - Page 2

                                    EXHIBIT 2

                         NOTICE OF WITHHOLDING ELECTION
                 VERILINK CORPORATION 2004 STOCK INCENTIVE PLAN

TO:      Verilink Corporation
         Attn: Corporate Secretary

FROM:    __________________________

RE:      Withholding Election

      This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

      (1) My correct name and social security number and my current address are set forth at the end of this document.

      (2)   I am (check one, whichever is applicable).

            [ ]   the original recipient of the Option.

            [ ] the legal representative of the estate of the original recipient of the Option.

            [ ]   a legatee of the original recipient of the Option.

            [ ]   the legal guardian of the original recipient of the Option.

      (3) The Option pursuant to which this election relates was issued under the Verilink Corporation 2004 Stock Incentive Plan in the name of _____________________ for the purchase of a total of __________
            shares of Common Stock. This election relates to _____________ shares of Common Stock issuable upon exercise of the Option (the "Stock"), provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

      (4) In connection with any exercise of the Option with respect to Stock, I hereby elect:

            [ ] to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

            [ ] to tender shares held by me for a period of at least six (6) months prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

      The shares to be withheld or tendered, as the case may be, shall have, as of the Tax Date applicable to the exercise, a fair market value equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.

                               Exhibit 2 - Page 1

      (5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

      (6) I understand that this Withholding Election may not be revised, amended or revoked by me.

      (7) The Plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met. Capitalized terms used in this Notice of Withholding Election shall have the meanings given to them in the Plan.

      (8) Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated: ____________________

                                                    ____________________________
                                                    Signature

                                                    ____________________________
                                                    Name (printed)

                                                    ____________________________
                                                    Street Address

                                                    ____________________________
                                                    City, State, Zip Code

                               Exhibit 2 - Page 2

                                                              [NAME OF OPTIONEE]

                                   SCHEDULE 1

                              VERILINK CORPORATION
                        NON-QUALIFIED STOCK OPTION AWARD

                               Repurchase Schedule

A. Option Shares are subject to the Company's Repurchase Rights with respect to the shares of Stock that have been exercised as indicated in the schedule below.

   Percentage of Option Shares                        Months of Service
Subject to the Repurchase Rights                       after Grant Date

              100%                                       Less than 12
               75%                                   12 but less than 13

For every full Month of Service following the completion of twelve (12) months after the Grant Date, the percentage of Option Shares subject to the Repurchase Rights shall be reduced by an additional 2.083% until the fourth anniversary of the Grant Date at which point no Option Shares shall be subject to the Repurchase Rights.

B. In determining which Option Shares are no longer subject to the Company's Repurchase Rights, the following order of priority shall be applied: (i) Option Shares purchased by the Optionee in the order of their date of purchase from the earliest purchase date to the most recent purchase date; and then (ii) Option Shares which have not been purchased by the Optionee.

C. For purposes of the Repurchase Schedule, the Optionee shall be granted a Month of Service for each monthly period (i.e., from a date of one calendar month to the date immediately preceding the same date of the immediately succeeding calendar month) following the Grant Date and during which Optionee continues, at all times, as an employee of the Company or Subsidiary.

                               Schedule 1 - Page 1